Exhibit 10.17

This note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act of 1933 and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this note.

        $________

Promissory Note

May __, 2009

For value received, the undersigned Options Media Group Holdings, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of ___________ (the “Holder”), the principal sum of __________ dollars ($__________) or so much thereof as may, from time to time, be advanced to the Company hereunder without interest, except in the event of any default interest shall accrue at 18% per annum (the “Default Rate”).  The principal and any accrued interest is due and payable on December 31, 2009.

The principal and interest shall be paid in lawful money of the United States of America to the Holder at 595 S. Federal Highway, Suite 600, Boca Raton, FL 33432, or at such other place as the Holder shall designate for such purpose in writing.

This Note may be prepaid in whole or in part, at any time without penalty. Any payment (whether voluntary or involuntary) shall be applied first to any accrued and unpaid interest due hereunder up to the date of such prepayment, and then to the principal sum outstanding hereunder, and the acceptance of any such prepayment when there is a default under this Note shall not constitute a waiver, release or accord and satisfaction thereof or any rights held by the Holder.

This Note shall be in default when payment shall not have been made on the due date.  This Note shall remain in default until said payment shall have been made.

No provision hereof shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal hereof and interest and premium, if any, herein at the time and place specified herein.

The rights and remedies of the Holder shall be cumulative and concurrent, may be pursued separately or successively, and may be exercised as often as occasion therefore shall arise.  Failure to exercise any right or remedy shall not be deemed a waiver or release thereof.

The Company hereby waives presentment for payment, notice of demand, notice of non-payment or dishonor, protest, notice of protest, notice of intention to accelerate, notice of acceleration, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of payment of this Note, and hereby waives all notice or right of approval of any extensions, renewals, or modifications or forbearance which may be allowed.

Upon the occurrence of a default, the interest rate to be paid by the Company on the amount due hereunder shall continue at the Default Rate even after the entry of a judgment against the Company.

This Note shall be governed and construed in accordance with the laws of the State of New York.

The Company agrees that: (a) the obligation evidenced by this Note is an exempted transaction under the Truth in Lending Act, 15 U.S.C. Section 1601, et seq.; (b) said obligation constitutes a business loan for the purpose of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers; (c) the proceeds of the indebtedness evidenced by this Note will not be used for the purchase of registered equity securities within the purview of Regulation “U” issued by the Board of Governors of the Federal Reserve System; and (d) upon demand or upon the due date if no demand is made, the Holder shall not have any obligation to refinance the indebtedness evidenced by this Note or to extend further credit to the Company.

The Company and any and all others who are now or may become liable for all or part of the obligations of the Company under this Note agree to be jointly and severally bound hereby and jointly and severally, to the extent permitted by law:  (a) waive and renounce any and all redemption rights, exemption rights (whether under any state constitution, homestead laws or otherwise), and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (b) agree that the liability of each of them shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by the Holder to any of them with respect hereto; (c) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (d) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such obligor or security shall not affect the liability of any obligor for the payment hereof.

The Company and the Holder, as an independent covenant, irrevocably waive the right to a jury trial and the right thereto in any and all disputes between the Company and such holder hereunder.

Upon any endorsement, assignment, or other transfer of this Note by Holder or by operation of law, the term “Holder,” as used herein, shall mean such endorsee, assignee, or other transferee or successor to Michael Brauser, then becoming the holder of this Note.  This Note shall inure to the benefit of the Holder and its successors and assigns and shall be binding upon the undersigned and their successors and assigns.  The term “Company” as used herein, shall include the respective successors and assigns of the Company and any other obligor.

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest and, if this Note becomes in default and is placed into the hands of an attorney for collection, to pay attorney’s fees and all other costs incurred in connection with such collection provided the Holder is the prevailing party.  “Attorney’s fees” are defined to include, but are not limited to, all fees, reasonably and actually incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings or creditors, reorganization, or similar proceedings.  “Attorney’s fees” shall also include reasonable and actually incurred paralegal and law clerk fees.

Any provision hereof found to be illegal, invalid, or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

This Note was reviewed by all of the parties hereto who fully understand the terms and consequences of this Note and have been duly advised by their counsel concerning all aspects of the transactions contemplated herein. The Holder acknowledges that this Note was drafted by Harris Cramer LLP on behalf of and as counsel to the Company, and Harris Cramer LLP is not representing the Holder in connection with this Note.

This Note may not be amended, modified, changed or discharged orally, but only by an agreement in writing signed by both the Company and the Holder.

Time is of the essence with regard to the performance of the obligations of the Company in this Note and each and every term, covenant and condition herein by or applicable to the Company.

Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Holder (or any other holder hereof) and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Holder (or any other holder hereof), except to the extent actual cash proceeds of such instruments are unconditionally received by the Holder (or other holder hereof) and applied to the indebtedness as herein provided.

Provided that this Note shall not have been previously paid in full, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, the Company will execute and deliver to the Holder in lieu thereof, upon surrender and cancellation of any mutilated Note, a replacement note dated as of the date of this Note, identical in form and substance to this Note, and upon such execution and delivery all references in the Security Agreement to this Note shall be deemed to refer to such replacement note.

This Note contains and embodies the entire agreement of the parties hereto, and any representations, inducements or agreements, oral or otherwise, not contained in this Note shall not be of any force and effect.

IN WITNESS WHEREOF, the undersigned intending to be legally bound, has executed this Note, as of the date set forth above.

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:  ___________________________________

Scott Frohman, Chief Executive Officer

4